2022 Investor Day Financial Outlook December 13, 2022

These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non- GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non-GAAP litigation settlements and (awards), (vi) non- GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share, (ix) adjusted free cash flow and (x) adjusted EBITDA. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information. Safe Harbor Statement

Non-GAAP Financial Measures The financial measures throughout this presentation will be primarily on a non-GAAP basis unless noted otherwise. Further, the presentation will reference pro forma financial measures, which include historical results for Sound United prior to the acquisition date of April 11, 2022. Please refer to the appendices within this presentation for more information on our GAAP to non-GAAP reconciliations.

Earnings Per Share ($ per diluted share) $1.73 $2.65 $3.22 $3.60 $3.99 2017 2018 2019 2020 2021 Actual Performance Target 12% - 15% 12%-15% Target Revenue ($ in millions) $738 $830 $936 $1,144 $1,239 2017 2018 2019 2020 2021 Actual Performance Target 8% - 10% 8%-10% Target Our Track Record of Performance 23% CAGR 14% CAGR

Our Track Record of Performance 0% 10% 20% 30% 40% 50% 0% 10% 20% 30% 40% 50% SET® rainbow® Hospital automation and other parameters Total Revenue 2017 - 2021 Revenue CAGR % Actual Target (2017 IR Day) Upside Case (2017 IR Day)

Operating Margin (% of revenue) 18.6% 23.8% 2017 2021 Actual Performance Target +400 bps Gross Margin (% of revenue) 64.2% 65.8% 2017 2021 Actual Performance Target +200 bps Our Track Record of Performance +520 bps +160 bps

SG&A (% of revenue) 36.8% 30.9% 2017 2021 Actual Performance Target (200) bps Our Track Record of Performance (590) bps R&D (% of revenue) 8.8% 11.1% 2017 2021 Actual Performance Target Flat +230 bps Total OpEx (% of revenue) 45.7% 42.0% 2017 2021 Actual Performance Target (200) bps (370) bps

$2,330 to $2,400 million Consolidated Revenue 2023 Consolidated Revenue Guidance Proforma ($64) million Foreign Exchange Headwinds Proforma 6% to 8% Constant Currency Growth

$1,420 to $1,450 million Healthcare Revenue 2023 Healthcare Revenue Guidance ($22) million Foreign Exchange Headwinds 9% to 10% Constant Currency Growth

$910 to $950 million Non-Healthcare Revenue 2023 Non-Healthcare Revenue Guidance Proforma ($42) million Foreign Exchange Headwinds Proforma 2% to 5% Constant Currency Growth

$360 to $375 million Operating Profit 2023 Operating Profit Guidance Proforma ($32) million Foreign Exchange Headwinds

$4.25 to $4.45 per share Earnings Per Share 2023 EPS Guidance Proforma ($0.44) per share Foreign Exchange Headwinds

Revenue ($ in millions) 7-9% CAGR Increasing our Revenue and Cash Generating Power Adjusted EBITDA ($ in millions) 10-12% CAGR 2028E2023E $490 to $510 2018 $230 2023E $1,420 to $1,450 2018 $830 2028E 9% - 11% CAGR $910 to $950 4% - 6% CAGR Healthcare Non-Healthcare Consolidated Consolidated

1.3% 0.7% 0.7% 0.8% 1.0% 9% - 11% Healthcare Revenue Growth Target of 9% to 11% Total Revenue 9 – 11% N/A $110 B+ 2023 – 2028 Revenue Growth Rate Contribution Masimo Growth Market Growth Market Opportunity1 SET® Pulse Oximetry 6 – 8% 3 – 4% $3 B rainbow® Pulse Co-Oximetry & Hemodynamics 10% N/A $2 B NomoLine Capnography and Gas Monitoring 20% 10% $1 B SedLine & O3 Brain Monitoring 20% 5 – 7% $0.3 B Hospital Automation 20% + N/A $2.5 B New Products Telemonitoring, Wearables, Hearing Enhancement, etc. 20% + N/A $101 B+ 4.5 - 6.5%SET® rainbow® NomoLine SedLine & O3 Hospital Automation 2023E Revenue Mix 1 Market Estimates based upon internal data, iData & Futuresource.

1% - 2% 4% - 6% Non-Healthcare Revenue Growth Target of 4% to 6% Total Revenue 4% – 6% N/A $61 B+ 2023E Revenue Mix 2023 – 2028 Revenue Growth Rate Contribution Masimo Growth Market Growth Market Opportunity1 Home Audio Premium & Luxury 3% – 4% LSD $6 B 2 Headphones 25% + DD $55 B+ 3% - 4% AVR Component + HiFi Soundbars Smartspeakers Other Home Audio Headphones 1 Market Estimates based upon internal data & Futuresource. 2 Represents the global premium & luxury home audio market.

Expanding our Total Market Opportunity by Nearly 20x1 $9B $171B+ $6B $55B+ $30B+ $50B+ $20B+ Hospital Monitoring & Automation Home Audio: Premium & Luxury Hearables: Headphones Hearables: Hearing Enhancement Wearables Telemonitoring Total Market Opportunity 1 Market Estimates based upon internal data, iData & Futuresource.

Acquisition Provides Immediate Critical Mass for Consumer Channel Sales Marketing & Creative Customer & Sales Support Sound United adds 450 Consumer Sales & Marketing Employees Worldwide Unlocking Massive New Market Opportunities for Our Pipeline of Consumer Health Products Consumer Channel & Infrastructure Consumer Brand Recognition Hearables Market ($85B+) Home Health Hubs Engineering Power Financial Impact • Limited consumer channel & infrastructure • 20,000 points of global retail distribution • DTC marketing expertise • 450 consumer sales & marketing staff globally • Trusted hospital brand • Limited consumer brand recognition • 200+ years of consumer brand heritage • Ability to leverage premium & luxury brands • No hearables in the market today • Developing hearables with Adaptive Acoustic Technology (AATTM) • Headphones & earbuds are a rapidly growing business for Sound United • Ability to leverage Masimo’s AATTM • Less than 1k home health hubs • Over 3.4 million HEOS connected devices today that will soon be capable of acting as health hubs • 450 engineers • 825 engineers combined • Ability to leverage combined engineering power • Heavy multi-year investment would be required to build out consumer channel • Dilutive to earnings over multiple years • Reasonable value (1x Revenue and 8x EBITDA) • Immediately accretive to earnings • Provide significant upside optionality Masimo Standalone Masimo + Sound United

Consumer Health Provides Upside Optionality $8,000 $6,000 $4,000 $2,000 $0 Revenue ($ in millions) Professional Healthcare Consumer Non-Healthcare Consumer Health Consumer Health Upside Opportunity 7% - 9% CAGR 13% + CAGR 2023E 2028E 2033E

Focused on Long-Term Value Creation Sustainable Revenue Growth Deliver 7% to 9% revenue growth through market leading performance in our core businesses Capture upside optionality through expansion into massive new markets Leveraged Earnings Growth Achieve 10% to 12% EPS growth Drive gross margin improvement and operating expense leverage Balanced reinvestment to support new product initiatives

Appendices

GAAP to Non-GAAP Reconciliations | Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]						FY 2022 Guidance [2]		FY 2023 Guidance [3]	
	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	Low	High	Low	High
GAAP revenue	$790.2	$858.3	$937.8	$1,143.7	$1,239.2	$2,000.0	$2,030.0	$2,330.0	$2,400.0
Other adjustments	($52.0)	($28.4)	($1.4)	-	-	-	-	-	-
Non-GAAP revenue	$738.2	$829.9	$936.4	$1,143.7	$1,239.2	$2,000.0	$2,030.0	$2,330.0	$2,400.0
GAAP gross profit	$522.0	$574.9	$629.2	$743.1	$808.3	$1,038.6	$1,055.7	$1,224.7	$1,266.8
Acquired tangible asset amortization	-	-	-	0.0	0.5	52.6	52.6	-	-
Acquired intangible asset amortization	0.5	0.5	0.5	1.2	2.4	8.2	8.2	10.9	10.9
Acquisition, integration and related costs	-	-	0.1	0.6	0.9	0.1	0.1	-	-
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	-	-	-
Non-GAAP gross profit	$474.1	$547.6	$628.4	$744.9	$815.5	$1,099.4	$1,116.6	$1,235.6	$1,277.7
GAAP selling, general and administrative expenses	$273.0	$285.4	$314.7	$369.1	$395.3				
Acquired tangible asset amortization	(0.0)	-	-	-	-				
Acquired intangible asset amortization	(1.1)	(1.0)	(1.0)	(3.2)	(3.7)				
Acquisition, integration and related costs	-	-	(3.2)	(3.1)	(2.2)				
Litigation related expenses and settlements	-	-	-	-	(6.0)				
Other adjustments	-	-	-	-	-				
Non-GAAP selling, general and administrative expenses	$271.9	$284.4	$310.4	$362.7	$383.5				
GAAP research and development expenses	$65.2	$81.0	$93.3	$118.7	$137.2				
Acquired intangible asset amortization	-	-	-	0.0	-				
Acquisition, integration and related costs	-	-	-	(0.1)	-				
Non-GAAP research and development expenses	$65.2	$81.0	$93.3	$118.5	$137.2				
GAAP litigation settlements and awards	$0.0	$0.4	$0.0	($0.5)	$0.0				
Litigation related expenses and settlements	-	(0.4)	-	0.5	-				
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0				
GAAP operating expenses	$338.2	$366.8	$408.0	$487.2	$532.5				
Acquired tangible asset amortization	(0.0)	-	-	-	-				
Acquired intangible asset amortization	(1.0)	(1.0)	(1.0)	(3.2)	(3.7)				
Acquisition, integration and related costs	-	-	(3.2)	(3.2)	(2.2)				
Litigation related expenses and settlements	-	(0.4)	-	0.5	(6.0)				
Other adjustments	-	-	-	-	-				
Non-GAAP operating expenses	$337.1	$365.4	$403.7	$481.2	$520.7				
GAAP operating profit	$183.8	$208.0	$221.2	$255.8	$275.8	$206.9	$215.2	$290.2	$305.6
Acquired tangible asset amortization	0.0	-	-	0.0	0.5	59.4	59.4	9.3	9.3
Acquired intangible asset amortization	1.6	1.4	1.4	4.4	6.1	22.8	22.8	30.2	30.2
Acquisition, integration and related costs	-	-	3.3	3.8	3.1	37.2	37.2	7.5	7.5
Litigation related expenses and settlements	-	0.4	-	(0.5)	6.0	22.6	22.6	22.4	22.4
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	-	-	-	-
Non-GAAP operating profit	$137.0	$182.2	$224.7	$263.6	$294.8	$349.0	$357.3	$359.7	$375.1

Masimo

GAAP to Non-GAAP Reconciliations | Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022 Guidance [2]		FY 2023 Guidance [3]	
						Low	High	Low	High
GAAP non-operating income (expense)	**$2.0**	**$5.7**	**$13.0**	**$7.9**	**($1.4)**	**($10.6)**	**($10.6)**	**($43.7)**	**($43.7)**
Realized and unrealized gains or losses	0.3	2.0	0.6	(2.6)	1.9	(12.9)	(12.9)	-	-
Financing related adjustments	-	-	-	-	-	1.5	1.5	1.9	1.9
Other adjustments	-	-	-	-	-	(0.9)	(0.9)	-	-
Non-GAAP non-operating income (expense)	**$2.3**	**$7.8**	**$13.6**	**$5.3**	**$0.4**	**($22.9)**	**($22.9)**	**($41.9)**	**($41.9)**
GAAP provision for income taxes	**$61.0**	**$20.2**	**$38.0**	**$23.5**	**$44.7**	**$49.8**	**$51.9**	**$67.0**	**$71.5**
Tax impact of non-GAAP adjustments	(16.1)	(5.5)	0.7	6.1	3.7	31.9	31.9	14.9	14.8
Excess tax benefits from stock-based compensation	39.2	22.0	15.7	30.2	16.4	2.2	2.2	1.8	1.8
Tax related adjustments	(41.4)	4.8	-	-	-	-	-	-	-
Non-GAAP provision for income taxes	**$42.8**	**$41.6**	**$54.3**	**$59.7**	**$64.9**	**$83.9**	**$86.0**	**$83.8**	**$88.0**
GAAP net income (loss)	**$124.8**	**$193.5**	**$196.2**	**$240.3**	**$229.6**	**$146.5**	**$152.6**	**$179.4**	**$190.4**
Acquired tangible asset amortization	0.0	-	-	0.0	0.5	59.4	59.4	9.3	9.3
Acquired intangible asset amortization	1.6	1.4	1.4	4.4	6.1	22.8	22.8	30.2	30.2
Acquisition, integration and related costs	-	-	3.3	3.8	3.1	37.2	37.2	7.5	7.5
Litigation related expenses and settlements	-	0.4	-	(0.5)	6.0	22.6	22.6	22.4	22.4
Other adjustments	(48.4)	(27.7)	(1.3)	-	3.4	(0.9)	(0.9)	-	-
Realized and unrealized gains or losses	0.3	2.0	0.6	(2.6)	1.9	(12.9)	(12.9)	-	-
Financing related adjustments	-	-	-	-	-	1.5	1.5	1.9	1.9
Tax impact of non-GAAP adjustments	16.1	5.5	(0.7)	(6.1)	(3.7)	(31.9)	(31.9)	(14.9)	(14.8)
Excess tax benefits from stock-based compensation	(39.2)	(22.0)	(15.7)	(30.2)	(16.4)	(2.2)	(2.2)	(1.8)	(1.8)
Tax related adjustments	41.4	(4.8)	-	-	-	-	-	-	-
Non-GAAP net income (loss)	**$96.5**	**$148.4**	**$183.9**	**$209.2**	**$230.4**	**$242.2**	**$248.4**	**$234.1**	**$245.2**
GAAP net income (loss) per share	**$2.23**	**$3.45**	**$3.44**	**$4.14**	**$3.98**	**$2.65**	**$2.76**	**$3.26**	**$3.46**
Acquired tangible asset amortization	0.00	0.00	0.00	0.00	0.01	1.07	1.07	0.17	0.17
Acquired intangible asset amortization	0.03	0.03	0.03	0.08	0.11	0.41	0.41	0.55	0.55
Acquisition, integration and related costs	0.00	0.00	0.06	0.07	0.05	0.67	0.67	0.14	0.14
Litigation related expenses and settlements	0.00	0.01	0.00	(0.01)	0.10	0.41	0.41	0.41	0.41
Other adjustments	(0.87)	(0.49)	(0.02)	0.00	0.06	(0.02)	(0.02)	0.00	0.00
Realized and unrealized gains or losses	0.00	0.04	0.01	(0.05)	0.03	(0.23)	(0.23)	0.00	0.00
Financing related adjustments	0.00	0.00	0.00	0.00	0.00	0.03	0.03	0.03	0.03
Tax impact of non-GAAP adjustments	0.29	0.10	(0.01)	(0.11)	(0.06)	(0.58)	(0.58)	(0.27)	(0.27)
Excess tax benefits from stock-based compensation	(0.70)	(0.39)	(0.27)	(0.52)	(0.28)	(0.04)	(0.04)	(0.03)	(0.03)
Tax related adjustments	0.74	(0.09)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Non-GAAP net income (loss) per share	**$1.73**	**$2.65**	**$3.22**	**$3.60**	**$3.99**	**$4.38**	**$4.49**	**$4.25**	**$4.45**
Weighted average shares outstanding - Diluted	**55.9**	**56.0**	**57.1**	**58.0**	**57.7**	**55.3**	**55.3**	**55.1**	**55.1**

MASIMO

GAAP to Non-GAAP Reconciliations | Adjusted EBITDA (Unaudited; in millions, except per share data) (1) FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Low High Low High GAAP Net Income $124.8 $193.5 $196.2 $240.3 $229.6 $146.5 $152.6 $179.4 $190.4 Other (Income) / Expense (2.3) (7.5) (13.6) (5.2) (0.6) 24.4 24.4 43.7 43.7 Taxes 61.0 20.2 38.0 23.5 44.7 49.8 51.9 67.0 71.5 Depreciation and Amortization 20.1 21.1 23.5 29.9 39.9 134.7 134.7 103.3 103.3 EBITDA $203.6 $227.4 $244.1 $288.4 $313.7 $355.3 $363.6 $393.5 $408.9 Stock-Based Compensation 17.2 27.4 39.2 42.2 44.6 58.8 58.8 66.5 71.2 GAAP Adjustments (48.1) (25.3) 2.6 0.1 10.0 46.1 46.1 29.9 29.9 Adjusted EBITDA $172.6 $229.6 $286.0 $330.7 $368.3 $460.2 $468.5 $490.0 $510.0 FY 2022 Guidance (2) FY 2023 Guidance (3)

GAAP to Non-GAAP Reconciliations | Revenue (1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions. (2) 2022 Guidance provided on November 8, 2022 (3) 2023 Guidance provided on December 13, 2022 (4) Constant currency adjustments are intended to reflect current year revenue at prior year foreign exchange rates for comparison purposes. (5) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. (Unaudited; in millions, except percentages) (1,4) FY 2022 Guidance (2) FY 2023 Guidance (3) Low High Low High Revenue Healthcare 1,325.0 1,340.0 1,420.0 1,450.0 Non-Healthcare 675.0 690.0 910.0 950.0 GAAP revenue $2,000.0 $2,030.0 $2,330.0 $2,400.0 Healthcare 6.9% 8.1% 7.2% 8.2% Non-Healthcare N/A N/A 34.8% 37.7% GAAP revenue growth 61.4% 63.8% 16.5% 18.2% Pro Forma Revenue (5) Healthcare 1,325.0 1,340.0 1,420.0 1,450.0 Non-Healthcare 932.6 947.6 910.0 950.0 GAAP revenue $2,257.6 $2,287.6 $2,330.0 $2,400.0 Healthcare N/A N/A 22.0 22.0 Non-Healthcare N/A N/A 42.0 42.0 Constant currency adjustments N/A N/A $64.0 $64.0 Healthcare 1,325.0 1,340.0 1,442.0 1,472.0 Non-Healthcare 932.6 947.6 952.0 992.0 Non-GAAP revenue (constant currency) $2,257.6 $2,287.6 $2,394.0 $2,464.0 Healthcare 6.9% 8.1% 7.2% 8.2% Non-Healthcare 2.6% 4.3% -2.4% 0.3% GAAP revenue growth 5.1% 6.5% 3.2% 4.9% Healthcare N/A N/A 8.8% 9.9% Non-Healthcare N/A N/A 2.1% 4.7% Non-GAAP revenue growth (constant currency) N/A N/A 6.0% 7.7%